UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2005

NSP HOLDINGS L.L.C.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-123631	36-4251319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 York Road, Suite 215

Oak Brook, Illinois 60523

(Address of Principal Executive Offices, including  Zip Code)

(630) 572-5715

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In connection with the previously announced acquisition by Safety Products Holdings, Inc. (“Safety Products”) of all the equity interests of Norcross Safety Products L.L.C. and NSP Holdings Capital Corp. from the Registrant, the Registrant disclosed today certain unaudited pro forma financial data regarding Safety Products, the successor to the Registrant.  Such unaudited pro forma financial data is furnished under Item 9.01 of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Unaudited Pro Forma Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NSP HOLDINGS L.L.C.

/s/ David F. Myers, Jr.
Date:	June 27, 2005	By:	David F. Myers, Jr.
		Its:	Executive Vice President, Chief Financial Officer, Secretary and Manager (Principal Financial and Accounting Officer)